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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934



RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of March 1, 2002, providing for, inter alia, the issuance of Mortgage Asset- Backed Pass-Through Certificates, Series 2002-RS2)


                   Residential Asset Mortgage Products. Inc.
                   -----------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                               333-60164               41-1955181
--------                               ---------               ----------
(State or Other Jurisdiction of    (Commission File         (I.R.S. Employer
Incorporation)                          Number)           Identification No.)

8400 Normandale Lake Blvd.                                     55437
                                                               -----
Suite 250                                                    (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive Offices)


Registrant's telephone number, including area code, is (952) 832-7000


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Item 7.      Financial Statements Pro Forma Financial Information and Exhibits.
             -----------------------------------------------------------------

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

     10.1 Amendment No. 1 to the Pooling and Servicing Agreement, dated as of March 1, 2002 among Residential Asset Mortgage Products, Inc., as seller, Residential Funding Corporation, as master servicer and Bank One, National Association, as trustee.


Date of Report (Date of earliest event reported) May 24, 2002


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.


                                            By: /s/Lisa Lundsten
                                            Name:  Lisa Lundsten
                                            Title: Vice President

Dated: June 10, 2002


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